UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

Li-Cycle Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)

Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada
(Address of principal executive offices, including zip code)

(877) 542-9253
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

On March 28, 2024, KPMG LLP (“KPMG”), the independent registered public accounting firm of Li-Cycle Holdings Corp. (the “Company”), notified the Company that it has decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor. However, KPMG has advised the Company that it will remain the Company’s independent registered public accounting firm until completion of its review of the consolidated interim financial statements of the Company and subsidiaries as of and for the three months ended March 31, 2024 and, if requested by the Company, as of and for the three and six months ended June 30, 2024.  As described below, the decision by KPMG to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor is not the result of any disagreement with the Company.

The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) has commenced a process to identify, and recommend the appointment by the shareholders of, a new independent registered public accounting firm to replace KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2023, the two-month period ended December 31, 2022 and the year ended October 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

•
KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 2023, the two-month period ended December 31, 2022 and the year ended October 31, 2022 contained a separate paragraph stating that: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(iii) to the consolidated financial statements, the Company has suffered recurring losses from operations since inception, continued cash outflows from operating activities and paused its construction of the Rochester Hub project, that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(iii). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

•
During the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports.

In addition, during the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as follows:

•
KPMG’s report on the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023, advised the Company of, and the Company also disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended December 31, 2023 (filed March 15, 2024) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment due to insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner, (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its ICFR, resulting from the insufficient number of experienced personnel described above, (c) an ineffective information and communication processes, related to insufficient communication of internal control information and the operating ineffectiveness of its general IT controls to ensure the quality and timeliness of information used in control activities, including related to service organizations and (d) ineffective process-level and financial statement close control activities primarily due to a lack of sufficient documentation to provide evidence of operating effectiveness of controls;

•
KPMG’s report on the effectiveness of the Company’s ICFR as of October 31, 2022, advised the Company of, and the Company also disclosed in Item 15 of the Company’s Form 20-F for the year ended October 31, 2022 (filed February 6, 2023) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment, resulting from an insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner; (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its internal control over financial reporting, resulting from the insufficient number of experienced personnel described above; (c) an ineffective information and communication process to ensure the relevance, timeliness and quality of information used in control activities, resulting from: (i) insufficient communication of internal control information, including objectives and responsibilities; and (ii) ineffective general IT controls and controls over information from a service organization; (d) an ineffective monitoring process, resulting from the evaluation and communication of internal control deficiencies not being performed in a timely manner; and (e) ineffective control activities related to the design, implementation and operation of process level controls and financial statement close controls, as a consequence of the above, which had a pervasive impact on the Company's internal control over financial reporting.

The Audit Committee engaged in discussions regarding these material weaknesses with KPMG and the Company has authorized KPMG to respond fully to the inquiries of any successor accountant concerning the foregoing material weaknesses.

The Company provided KPMG with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested KPMG furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 2, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 2, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LI-CYCLE HOLDINGS CORP.

		By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: Co-Founder, President & CEO and Director
Date:	April 2, 2024